FEDERATED STOCK TRUST

Supplement to the Prospectus dated December 31, 2004.

Under “Who Manages the Fund?” please delete the biographies of Steven Lehman and John Nichol in their entirety and replace them with the following:

William Dierker

William Dierker has been a portfolio manager of the Fund since June 2005. Mr. Dierker joined Federated in September 2004 as a Senior Portfolio Manager/Senior Vice President of the Fund’s adviser. Mr. Dierker was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker is a Chartered Financial Analyst. He received his B.S.B.A. in accounting from Xavier University.

Federated Securities Corp., Distributor

Cusip 313900102

32962 (6/05)

June 17, 2005